PROSPECTUS  |  JULY 29, 2026, AS REVISED SEPTEMBER 4, 2026
The AB Active ETFs

AB Equity Premium Income ETF (Ticker Symbol: INK) (Exchange: Nasdaq)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Equity Premium Income ETF

INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek a combination of high current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the tables or the examples below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%	(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses(b)	0.00%

Total Annual Fund Operating Expenses	0.35%

(a)
The Fund’s investment advisory agreement provides that AllianceBernstein L.P. (the “Adviser”) will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions.

(b)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.
Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$36
After 3 Years	$113

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.
PRINCIPAL STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”). The Fund seeks to provide investors with broad market equity exposure of the S&P 500 Index, combined with a written covered call option overlay (also referred to as a covered call strategy or call write strategy). The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, warrants and other rights to acquire stock, options, and derivatives on equity investments that generate income for the Fund.
The Fund seeks to obtain equity exposure through a tax-managed strategy designed to reflect the risk and return characteristics of the S&P 500 Index, with active tax loss harvesting to enhance after-tax outcomes. The Fund generally targets the return of the S&P 500 Index (market capitalization weighted) but may modify the security holdings. The Fund seeks to sell individual equities as they incur losses in order to generate capital losses while continuing to manage tracking to the S&P 500 Index. When it harvests losses, the Fund seeks to replace the positions with similar issuers to maintain consistent exposure to the various factors of the S&P 500 Index, which the Adviser believes should result in risk levels and investment returns substantially similar to the S&P 500 Index.

The Adviser seeks to generate income for the Fund through an actively-managed call writing strategy, primarily on ETFs providing exposure to U.S. equity benchmarks. The Adviser intends to utilize call options written on ETFs offering exposure to broad based U.S. equity indexes (“underlying ETFs”), principally the S&P 500 Index. The Adviser also intends to utilize call options on the indexes directly. The Fund intends to use customized equity or index exchange-traded options contracts on such ETFs and indexes, referred to as FLexible EXchange Options (“FLEX Options”), as well as other listed options. FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style and expiration date. The Fund intends for the option overlay to generate option premium income and provide a degree of downside mitigation, while potentially limiting upside participation during periods of strong equity market appreciation.
To enhance potential tax efficiency, the underlying equity strategy will seek where appropriate to actively tax loss harvest, which may offset a significant portion of the taxable gains attributable to the option premiums received by the Fund. If the Fund is unable to harvest losses, option premium income received would be taxable as short-term capital gains, which are distributed by the Fund in the form of ordinary unqualified dividends. The tax loss harvesting strategy, combined with the call writing strategy, may permit the Fund to pay a significant portion of its monthly distribution as return of capital, and offer certain tax benefits to shareholders.
The Fund’s investment strategy may cause a significant portion of the ordinary income distributions to shareholders to be treated as a return of capital for federal income tax purposes. While return of capital is an efficient non-taxable event to a shareholder, when the Fund makes a return of capital distribution, it reduces a shareholder’s tax basis in the Fund shares (which may result in additional capital gains or lower capital losses in the future when shares are sold), as it represents a return of a portion of the shareholder’s original investment. Any return of capital distributions in excess of the shareholder’s tax basis in the Fund shares are treated as capital gain.
PRINCIPAL RISKS
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Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets. It includes the risk that a particular style of investing may be underperforming the securities markets generally.

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Equity Securities Risk: The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

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Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Options Writing Risk: Writing (selling) call options limits the opportunity to profit from an increase in the market value of securities in exchange for up-front cash (the premium) at the time of selling the call option. In a sharp rising market, the Fund could significantly underperform the market. Furthermore, premium received from the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its net asset value (“NAV”).

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Options Valuation Risk: Options held by the Fund will be exercisable at the strike price only on their expiration date. The value of the options will be determined based upon market quotations or using other recognized pricing methods. The value of an option prior to its expiration date may vary because of related factors other than the value of an underlying ETF or index. Factors that may influence the value of an option, other than changes in the value of an underlying ETF or index, may include, among others, interest rate changes, changing supply and demand, decreased liquidity of the options and changing volatility levels of an underlying ETF or index. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the options may become more difficult to value and the judgment of the Adviser, as the Fund’s valuation designee, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

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FLEX Options Correlation Risk: Although the value of the FLEX Options structure held by the Fund generally correlates with the share price of an underlying ETF or value of an underlying index, the FLEX Options are exercisable at the strike price only on their expiration date, and their daily valuation will not change at the same percentage as the share price of an underlying ETF or value of an underlying index. Accordingly, the Fund’s net asset value, or NAV, or market price will not directly correlate on a day-to-day basis with the share price of the underlying ETF or value of an underlying index.

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FLEX Options Liquidity Risk: The FLEX Options are listed on an exchange; however, there is no guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading market for FLEX Options may lack depth and liquidity when compared to the trading market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

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Tax Risk: The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of some aspects of the Fund’s investment operations are not guaranteed. There are some uncertainties in how the Code would apply to the Fund’s options strategy and hedging strategies, and the application of “straddle” rules, and loss limitation provisions of the Code. The Fund intends to treat any income it may derive from the options as “qualifying income” under the provisions of the Code applicable to RICs. The Fund must derive at least 90% of its income each taxable year from “qualifying income” in order to be treated as a RIC. The Fund also intends to treat the issuer of options as a referenced asset for federal income tax purposes. The options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. If the income is not treated as qualifying income, or if the issuer of the options is not appropriately treated as the referenced asset, or if the Fund cannot distribute the correct percentage of all income annually, the Fund could lose its status as a RIC, which could cause the Fund’s income and net capital gains to be taxed at both the Fund and shareholder levels. If a shareholder purchases Fund shares after the hedge period has begun, or shortly before an income or net capital gain distribution by the Fund, then the entire distribution will be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Strategy and Return of Capital Tax Risk: While the Fund seeks to provide monthly distributions, there is no guarantee that distributions will always be paid or will be paid at a relatively stable rate. To the extent these distributions exceed the Fund’s income and gains, these distributions will be treated as a return of capital for federal income tax purposes. A return of capital distribution generally will not be taxable to an individual shareholder but will reduce the shareholder’s cost basis in their shares and could result in a higher capital gain or lower capital loss when those shares are sold. Once a Fund shareholder’s cost basis is reduced to zero, any further distributions will be treated as capital gain. However, no assurance can be given regarding the future tax character of the Fund’s distributions. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because a portion of the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases Fund shares shortly before a distribution by the Fund, the income and capital gain distributions will be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

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Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and other portfolio activity. A higher rate of portfolio turnover or portfolio activity increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover or portfolio activity may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders. The Fund’s higher portfolio turnover or portfolio activity could also result in other consequences such as deferral of losses, acceleration of gains or treatment of short-term capital gains as ordinary income, any of which could adversely impact Fund shareholders.

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and management risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests to the extent these expenses are not waived or reimbursed by the Adviser.

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Strategy Cash Redemption Risk: The Fund may satisfy redemptions of Creation Units for cash, in whole or in part, rather than in-kind, as part of its tax loss harvesting strategy. An ETF that satisfies redemptions of Creation Units in cash may be generally considered less tax-efficient than an ETF that satisfies redemptions of Creation Units in-kind. An ETF that satisfies re-

demptions in cash may be required to sell portfolio securities in order to generate the cash needed to make distributions or pay redemptions. Any recognized income or gain on these sales by the Fund will generally cause the Fund to recognize income or gain it might not otherwise have recognized, or to recognize such income or gain sooner than would otherwise be required, when compared to an ETF that satisfies redemptions of Creation Units in-kind. However, the use of cash redemptions by the Fund may enable it to realize losses to offset the gains from its sales of portfolio securities and from the implementation of its investment strategy. The Fund intends to recognize income, gains and losses from cash transactions in a tax efficient manner although there is no assurance that it will be able to do so. As a result, it is possible that the Fund will be required to distribute capital gains to investors. Satisfying redemptions of Creation Units in cash instead of in-kind could also increase the Fund’s transaction costs and result in dilution of the Fund, which could negatively impact returns.

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ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

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Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

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Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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Management Risk: The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
No performance information is presented for the Fund because it has not yet been in operation for a full calendar year.
INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.
PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since September 2026	Senior Vice President of the Adviser

Joshua Lisser	Since September 2026	Senior Vice President of the Adviser

Benjamin Sklar	Since September 2026	Senior Vice President of the Adviser
PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed ETF and does not seek to track the performance of an index. Individual shares of the Fund are listed on the Exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than

NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 15,000 shares or multiples thereof (“Creation Units”) to a limited number of Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated basket of portfolio securities and/or cash that the Fund specifies each day. To the extent the Fund’s Creation Units are issued or redeemed for cash, the Fund may incur brokerage expenses, transaction and other costs, and/or capital gains, which may or may not be offset, in whole or in part, by a transaction fee paid by an Authorized Participant.
Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund’s website at www.abfunds.com.
TAX INFORMATION
The Fund may pay income dividends or make capital gains distributions, which may be subject to U.S. federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its affiliates make payments to brokers, dealers and other financial intermediaries for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES, RISKS AND INVESTMENTS

Below is additional information about the Fund’s investment strategies, practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This section does not describe all of the Fund’s investment practices that are non-principal strategies or all of the related risks of such strategies. The Fund’s principal strategies and risks are described in its summary prospectus in the Summary Information section above, and additional information about the Fund’s risks and investments can be found in the Fund’s Statement of Additional Information (“SAI”).
Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, tariffs and trade disputes, supply chain disruptions, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets may decline. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of individual Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. All of these factors, individually or collectively, could negatively impact the Fund.
Derivatives
The Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.
There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where the Fund’s derivatives trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” transactions that are privately negotiated and where the Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.
The Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund’s investment (in some cases, the potential loss is unlimited).
The Fund’s investments in derivatives may include, but are not limited to, the following:

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Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund’s investments in forward contracts may include the following:

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Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. The Fund, for

example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

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Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

The Fund may purchase or sell futures contracts and options thereon, among other things, to hedge against changes in interest rates, the price of securities (through index futures or options) or the value of currencies. The Fund may purchase or sell futures contracts on foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund’s investments in options include the following:

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Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

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Options on Securities. The Fund may purchase or write a put or call option on securities (including ETFs). The Fund will only exercise an option it purchased if the price of the reference security is less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise a purchased option, the premium it paid for the option will be lost. The Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options. The Fund may also enter into options on the yield “spread” or yield differential between two securities. In contrast to other types of options, this type of option is based on the difference between the yields of designated securities, which may be reflected in the prices of related futures or other instruments. In addition, the Fund may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

If the Fund purchases or writes privately-negotiated options on securities, it will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

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Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities, stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

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FLEX Options. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. See “Clearing member Default Risk” below for additional information.

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Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices, rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps), or indices for a specified amount of an underlying asset (the “notional” principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. The Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The Securities and Exchange Commission (the “SEC”) has adopted similar execution and clearing requirements in respect of certain security-based swaps under its jurisdiction. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. The Fund’s investments in swap transactions include the following:

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Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

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Total Return Swaps. The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when the Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Fund. There is no guarantee that the Fund’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

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Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for the Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.
The value of these transactions will fluctuate based on changes in interest rates.
Interest rate swap, swaption, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of the Fund’s portfolio or to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

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Credit Default Swaps. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, the Fund would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk and may be illiquid.

•	Other Derivatives and Strategies

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Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, equity securities of an international company or receive a cash payment (generally in U.S. Dollars), if applicable. The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying equity securities at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the equity securities relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly, which may disadvantage such holder. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
The Fund will only acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the instruments. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.
Clearing Member Default Risk
Transactions in some types of derivatives, including FLEX Options utilized by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through its accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in commingled omnibus accounts and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member with which the Fund can transact could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member with which to transact, the Fund may be unable to effectively implement its investment strategy.
Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody’s Ratings or BBB-or lower by S&P Global Ratings or Fitch Ratings, or the equivalent rating by any other nationally recognized statistical rating organization, and comparable unrated securities may share some or all of the risks of debt securities with those ratings.
Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.
Illiquid Securities
The Fund limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), the term “illiquid securities” means any security or investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
If the Fund that invests in illiquid securities, the Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933 (“Securities Act”) or certain commercial paper) may be more difficult to trade than other types of securities.
Investment in Other Exchange-Traded Funds and Other Investment Companies
The Fund may invest in other investment companies, such as closed-end investment companies, unit investment trusts, other ETFs and other open-end investment companies, including AB Mutual Funds and ETFs, provided that the investment is consistent with the Fund’s investment policies and restrictions. The Fund’s investments in other investment companies will not exceed 10% of the Fund’s total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations. The Fund’s investments in other investment companies will comply with applicable 1940 Act rules.
The Fund’s investments in other investment companies may include money market funds managed by the Adviser, including AB Government Money Market Portfolio, a series of AB Fixed-Income Shares, Inc. Investments in money market funds are not subject to the 10% limitation set forth above.
Investments in Initial Public Offering (“IPO”) Securities
The Fund may invest in securities of companies that are offered pursuant to an IPO. Investments in IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to one or more factors such as the absence of a prior public market, unseasoned trading in the securities, the small number of securities available for trading, the lack of investor knowledge of the company, the lack of an operating history of the company, dependence of the company on key personnel, suppliers or a limited number of customers and other factors. These factors may cause IPO shares to be volatile in price. While the Fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a dramatic impact on the Fund’s performance (higher or lower) if the Fund’s assets are relatively low. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Investments in Certain Types of Privately Placed Securities
The Fund may invest in privately placed securities. Privately placed securities in which the Fund invests are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If the Fund invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.
Loans of Portfolio Securities
For the purpose of achieving income, the Fund may make loans of portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund’s securities lending pro-

gram, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned at that time from securities loans justifies the attendant risk. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the interest earned on the collateral after a rebate paid to the borrower (in some cases this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan). If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. For its services, the securities lending agent receives a fee from the Fund.
The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to recall loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.
The Fund will invest any cash collateral in shares of a money market fund approved by the Fund’s Board of Directors (the “Board”) and expected to be managed by the Adviser. Any such investment will be at the Fund’s risk. The Fund may pay reasonable finders’, administrative, and custodial fees in connection with a loan.
Principal risks of lending portfolio securities include that the borrower will fail to return the loaned securities upon termination of the loan and that the value of the collateral will not be sufficient to replace the loaned securities.
Preferred Stock
The Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.
Repurchase Agreements and Buy/Sell Back Transactions
The Fund may enter into repurchase agreements. In a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which the Fund will sell the collateral back is specified in advance, the Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Short Sales
The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.
Structured Products
The Fund may invest in certain derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities or commodities and related derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the issuer of the structured product.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof), unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security- and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
SPECIAL RISKS OF EXCHANGE-TRADED SHARES
Fluctuation of Net Asset Value and Share Price
The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The Fund’s shares are listed on the Exchange and can be bought and sold in the secondary market at market prices. Although a share’s market price is expected to approximate its NAV, it is possible that the market price and NAV will vary significantly. As a result, you may sustain losses if you pay more than the shares’ NAV when you purchase shares, or receive less than the shares’ NAV when you sell shares, in the secondary market. During periods of disruptions to creations and redemptions, the existence of extreme market volatility, or lack of an active trading market for the Fund’s shares, the market price of Fund shares is more likely to differ significantly from the Fund’s NAV. During such periods, you may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Disruptions at market makers, Authorized Participants or market participants may also result in significant differences between the market price of the Fund’s shares and the Fund’s NAV. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
The market price of shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread, which can be greater (wider) when there is little trading volume in Fund shares on the Exchange and lower (narrower) when there is a lot of trading volume in Fund shares. In times of severe market disruption, the bid/ask spread can increase significantly.
Trading Issues
Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for the Fund’s shares will be maintained or that requirements to remain listed will be met. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. the Fund has a limited number of intermediaries that act as Authorized Participants. There are no obligations of market makers to make a market in the Fund’s shares or of Authorized Participants to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the market price of Fund shares. To the extent no other Authorized Participants step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face delisting. This risk could be heightened if the Fund is investing in non-U.S. securities. In addition, trading of Fund shares in the secondary market may be halted, for example, due to activation of individual or market-wide “circuit breakers” affecting the Fund or its portfolio securities. If trading halts or an unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. Foreside Fund Services, LLC (“Foreside” or the “Distributor”), the distributor of the Fund’s shares, does not maintain a secondary market in the shares.
If the Fund’s shares are delisted from the Exchange, the Adviser may seek to list the Fund shares on another market, merge the Fund with another ETF or traditional mutual fund, or redeem the Fund shares at NAV.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
ADDITIONAL RISKS AND OTHER CONSIDERATIONS
Investments in the Fund may involve the risk considerations described below.
U.S. Economic Trading Partners
The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which the Fund may invest. Consequently, the economic conditions in such foreign countries may be impacted by changes in the U.S. economy. A decrease in U.S. imports or exports, changes in trade and financial regulations or tariffs, fluctuations in exchange rates or an economic slowdown in the United States may have material adverse effects on a foreign country’s economic conditions and, as a result, securities to which the Fund has exposure.
Circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government debt, such as reaching the legislative “debt ceiling.” Such non-payment would likely have negative impacts on the U.S. economy and the global financial system.
There are strained relations between the United States and certain foreign countries, including traditional allies (such as certain European countries) and historical adversaries (such as North Korea, Iran, China and Russia). If these relations were to worsen, such change could adversely affect U.S. issuers and non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, there may be an adverse impact on the U.S. economy and issuers in which the Fund may invest.
Foreign (Non-U.S.) Currencies
Investing in and exposure to foreign currencies involve special risks and considerations. A fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.
The Fund may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund’s NAV to fluctuate.
Borrowings and Leverage
The Fund may use borrowings for investment purposes subject to its investment policies and procedures and to applicable statutory or regulatory requirements. Borrowings by the Fund result in leveraging of the Fund’s shares. The Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls or certain other derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.
Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders. These include a higher volatility of the NAV of the Fund’s shares of common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund’s use of leverage could result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

Rule 18f-4 under the 1940 Act imposes limits on a fund’s utilization of certain derivatives and other forms of leverage. Rule 18f-4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f-4.
Management Risk – Quantitative Models
The Adviser may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable the Fund to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Adviser may change, enhance and update its models and its usage of existing models at its discretion.
Future Developments
The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.
Changes in Investment Objective and Policies
The Board may change the Fund’s investment objective without shareholder approval. The Fund will provide shareholders with 60 days’ prior written notice of any change to the Fund’s investment objective. The Fund will not change its policy to invest at least 80% of its net assets in securities indicated by its name without 60 days’ prior written notice to shareholders. Unless otherwise noted, all other investment policies of the Fund may be changed without shareholder approval.
Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and longer-term debt securities and invest in, without limit, certain types of short-term, liquid, investment grade or high-quality (depending on the Fund) debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
On each business day, before commencement of trading on the Exchange, the Fund will disclose on www.abfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. Other information concerning the Fund’s portfolio holdings may also be published on the Fund’s website from time to time.
Website Disclosures
The following information about the Fund is available on the Fund’s website, www.abfunds.com, which is publicly available and free of charge:

•	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP or other identifying symbol, description and the quantity and weight of each security in the Fund;

•	The names and quantities of securities that constitute the Fund’s Creation Unit and estimated balancing amount (which will be posted before the commencement of the trading day);

•	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;

•	A table showing the number of days that the Fund shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the Fund for new funds);

•	A line graph showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the Fund for new funds);

•	The median bid/ask spread for the Fund on a rolling 30-day basis; and

•
If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies with which those entities do business and companies in which the Fund invests.

Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or the Fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

INVESTING IN THE FUND

This section discusses how to buy, sell or redeem, or exchange shares of the Fund that are offered through this Prospectus.
HOW TO BUY SHARES
Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof. Only an Authorized Participant (as defined under “Creations and Redemptions”) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the ticker symbol “INK”.
When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread”, that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
Your ownership of Fund shares will be shown on the records of the financial intermediary through which you hold the shares. The Fund will not have any record of your ownership. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your financial intermediary also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your financial intermediary offers these services.
BOOK ENTRY
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
SHARE TRADING PRICE
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors. The trading price of the Fund’s shares on the Exchange may differ from the Fund’s daily NAV. The Exchange disseminates the approximate value of shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15-second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any representation or warranty as to its accuracy.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund’s Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board believes this is appropriate because an ETF, such as the Fund, is intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Although the Fund does not impose any restrictions on the frequency of purchases and redemptions, the Fund reserves the right to reject or limit purchases at any time as described in the SAI.
PREMIUM AND DISCOUNT INFORMATION
Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, and the Fund’s shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.
Information about the Fund’s daily market price and how often shares of the Fund traded on the Exchange are at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund (during the Fund’s four previous calendar quarters (or for the life of the Fund, if shorter)) can be found at www.abfunds.com.
CREATIONS AND REDEMPTIONS
Prior to trading in the secondary market, shares of the Fund are “created” at NAV by Authorized Participants for market makers, large investors and institutions only in block-size Creation Units (15,000 shares) or multiples thereof. Each “creator” or Authorized Participant has entered into an agreement with the Distributor.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, Creation Units will generally correspond to the price and yield performance of the Fund. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with portfolio securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer”, as such term is defined in Rule 144A under the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.
COSTS ASSOCIATED WITH CREATIONS AND REDEMPTIONS
The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The creation and redemption transaction fees applicable to the Fund have both fixed and variable components. The standard creation transaction fee, which is fixed, is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee, which is a fixed fee, is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash are also subject to a variable additional fee (up to the maximum amount of 3% of the amount of a creation transaction and 2% of the amount of a redemption transaction). This fee is intended to compensate for brokerage, transaction, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. From time to time, the transaction fees may be waived when believed to be in the best interests of the Fund.
DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay Rule 12b-1 fees not to exceed 0.25% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board has not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Fund does not plan to make payments under the Rule 12b-1 Plan within one year of the Fund’s effective date. The Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan. The Rule 12b-1 Distribution Plan covers materials that may be furnished, at the Adviser’s expense, to financial intermediaries and other service providers that relate to the Fund.
ADDITIONAL PAYMENTS TO BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES
In addition to the commissions paid to or charged by financial intermediaries at the time of sale of Fund shares, the Adviser and its affiliates, at their own expense, provide additional payments to brokers, dealers or other financial intermediaries and service providers for distribution, marketing, promotional, educational and other services. These payments are often referred to as “revenue sharing” payments. In some circumstances, these payments may relate to analytical data and other information provided by brokers, dealers and financial intermediaries pertaining to Fund shares and other AB products and services. In other circumstances, these payments may relate to intermediaries making Fund shares available to their customers, including through technology platforms, “preferred fund” or similar programs, or to defray or reduce all or a portion of “ticket” or other transactional charges imposed by the intermediary. Payments may also reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about Fund shares for these firms’ employees and/or their clients and potential clients, including costs and expenses for travel, lodging, entertainment and meals. These payments are made in part to increase interactions among financial advisors and current and prospective investors and shareholders and inform them about Fund shares so that they can provide suitable information and advice about the ETFs to their clients. These types of payments may be viewed as an incentive for a broker, dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. You should ask your broker, dealer or financial intermediary for more details about any such payments it receives.
The Fund may use brokers and dealers that are also Authorized Participants to effectuate portfolio transactions. The Fund does not consider Authorized Participants’ activities as a factor when selecting brokers or dealers to effect portfolio transactions.
The Adviser or an affiliate may pay fees to an exchange as part of a program to provide compensation to market makers for liquidity and secondary market support services. These fees are provided to market makers that meet certain liquidity and other market quality standards with respect to the Fund. These fees are subject to approval by the SEC and are not paid by the Fund.
HOW THE FUND VALUES ITS SHARES
The Fund’s NAV is calculated on any day the New York Stock Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded in non-U.S. markets which trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.
The Fund values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board.
Foreign markets normally close earlier in the day than U.S. markets. The Fund generally determines the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. Dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined.
Pursuant to the valuation procedures, the Adviser, as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to the Fund’s portfolio investments, subject to the oversight of the Fund’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Fund may value their securities using fair value prices based on independent pricing services.
The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim. The Adviser monitors for significant events following the close of trading in foreign markets.

The Adviser has established a valuation committee of senior officers and employees (“Valuation Committee”) to fulfill the Adviser’s responsibilities as the Fund’s valuation designee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Fund’s assets is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER
The Fund’s investment adviser is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Adviser, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of March 31, 2026 totaling approximately $839 billion (of which over $158 billion represented assets of registered investment companies sponsored by the Adviser). As of March 31, 2026, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 11 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 26 registered investment companies managed by the Adviser, comprising approximately 91 separate investment portfolios, had as of March 31, 2026 approximately 2 million shareholder accounts.
The Adviser provides investment advisory services and order placement facilities for the Fund. The Adviser is paid an annual unitary management fee by the Fund as set forth below and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Fund’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
AB Equity Premium Income ETF	0.35%
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Form N-CSR for the fiscal period ended November 30, 2026.
The Adviser acts as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.
PORTFOLIO MANAGERS
The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Index and Derivative Solutions Investment Team. The Index and Derivative Solutions Investment Team relies heavily on the analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating the Fund’s investments.
The following table lists the person within the Index and Derivative Solutions Investment Team with the most significant responsibility for day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Alexander Barenboym; since September 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.

Joshua Lisser; since September 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Head of Index and Derivatives Solutions.

Benjamin Sklar; since September 2026; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.
The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS INFORMATION
Dividends from net investment income from the Fund, if any, are declared and paid monthly. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. During the fourth quarter of the calendar year, typically in early November, an estimate of the Fund’s capital gains distribution, if any, will be made available at www.alliancebernstein.com/investments/us/tax-center.htm. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gain distributions to you.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
TAX INFORMATION
Any investment in the Fund typically involves several tax considerations. The information below is intended as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you are encouraged to consult your tax adviser about the tax implications of an investment in the Fund in your particular situation. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov for more information about applicable tax rates and other information.
Taxation of Distributions
While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any distributions or realize any capital gains. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.
To the extent the Fund’s Creation Units are redeemed for cash, the Fund may realize or recognize capital gains or losses, which may or may not be offset, in whole or in part, by a transaction fee paid by the redeeming Authorized Participant. A fund that redeems Creation Units primarily in cash may recognize more capital gains or losses than a fund that redeems Creation Units primarily in-kind. The Fund may be required to sell portfolio securities in order to generate the cash needed to make distributions or pay redemptions. Any recognized income or gain on these sales by the Fund will generally cause the Fund to recognize income or gain it might not otherwise have recognized, or to recognize such income or gain sooner than would otherwise be required, when compared to an ETF that satisfies redemptions of Creation Units in-kind. The Fund may be required to distribute capital gains to investors sooner than if it were to satisfy redemptions of Creation Units solely in-kind.
The Fund seeks to provide monthly distributions. However, there is no guarantee that distributions will always be paid or will be paid at a relatively stable rate. The distributions you receive from the Fund, which are not return of capital, are taxable, whether you take the distributions in cash or reinvest them in additional shares. The Fund’s distributions may be treated as ordinary income, return of capital, or long-term capital gain.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains, taxable at a maximum rate of 20% for individuals, trusts and estates. The Fund may also make distributions that are treated as “qualified dividend income”, which is taxed at the same rates as long-term capital gains, to the extent such distributions are attributable to, and properly designated by the Fund as, “qualified dividend income”. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations”. The Fund will notify you as to how much of the Fund’s distributions, if any, qualify for these reduced tax rates.
Distributions by the Fund out of income and gains that are not attributable to long-term capital gains are generally taxable to you as ordinary income.
To the extent distributions from the Fund exceed the Fund’s income and gains, these distributions will be treated as a return of capital for federal income tax purposes. A return of capital distribution generally will not be taxable to an individual shareholder but will reduce the shareholder’s cost basis in their shares and could result in a higher capital gain or lower capital loss when those shares are sold. Once a Fund shareholder’s cost basis is reduced to zero, any further return of capital distributions will be treated as capital gain. However, no assurance can be given regarding the future tax character of the Fund’s distributions. In the event that a shareholder purchases Fund shares shortly before an income or capital gain distribution by the Fund, the entire distribution will be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
If Fund shares are transferred at death, the cost basis of the decedent’s Fund shares will be adjusted to their fair market value as of the date of death and effectively no taxes would be imposed on the return of capital distributions that reduced tax basis during the decedent’s lifetime.
Taxation of Sales of Shares
If you sell your Fund shares in the secondary market on an exchange, you may realize gain (or loss). The amount of your gain (or loss) will be the difference between the proceeds of the sale (the market price per share on the date of sale times the number Fund shares sold reduced by the expenses of the sale, if any) and your adjusted basis in those Fund shares sold. Any capital gain or loss is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Long-term capital gains are taxable at a maximum rate of 20% for individuals, trusts and estates. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxation of Creation Units
If an Authorized Participant exchanges securities for Creation Units, the Authorized Participant will generally recognize capital gain or capital loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the Authorized Participant’s aggregate tax basis in the securities surrendered plus any cash paid for the Creation Units. If the Authorized Participant exchanges Creation Units for securities, the Authorized Participant will generally recognize capital gain or capital loss equal to the difference between the Authorized Participant’s tax basis in the Creation Units and the aggregate market value of the securities and the amount of cash received.
Net Investment Income Tax
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% tax on “net investment income”. Net investment income takes into account distributions paid by the Fund and capital gains from any sale of shares.
Foreign Taxes and Foreign Tax Credit
Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund would be eligible to “pass through” to the Fund’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes). However, there can be no assurance that the Fund will be so eligible, and a fund that invest primarily in U.S. securities will not be so eligible. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.
General
You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid purchasing shares shortly before the Fund declares a dividend or capital gain distribution.
Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the U.S. federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of shares, may be subject to state and local income taxes.
Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for U.S. federal income tax purposes, please see the Fund’s SAI for information on how you will be taxed as a result of holding shares in the Fund.

GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by U.S. federal securities law.
Householding. Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

GLOSSARY OF INVESTMENT TERMS

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.
Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.
Non-U.S. company or non-U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenue from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on an exchange in a foreign country.
U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

FINANCIAL HIGHLIGHTS

Financial highlights information is not available because the Fund has not yet commenced operations as of the date of this Prospectus.

For more information about the Fund, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND FORM N-CSR FILINGS
The Fund’s annual and semi-annual reports to shareholders and filings on Form N-CSR, once available, will contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year or period. In the Fund’s filings on Form N‑CSR, you will find the Fund’s annual and semi-annual financial statements.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report, once available, the SAI or other information such as Fund financial statements, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

By Phone:	For Information and Literature: (800) 243-5994

On the Internet:	www.abfunds.com
You may also view reports and other information about the Fund, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission’s website (https://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.abfunds.com.
The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.
SEC File No. 811-23799
PRO-ETF16-0726